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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  MAY 31, 1996


                            URANIUM RESOURCES, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                 0-17171                  75-2212772
(State or other jurisdiction     (Commission             (I.R.S. Employer
      of incorporation)          File Number)           Identification No.)


12750 MERIT DRIVE, SUITE 1020, DALLAS, TEXAS                     75251
(Address of principal executive offices)                        Zip Code



Registrant's telephone number, including area code:    214-387-7777




                                   NO CHANGE
         (Former name or former address, if changed since last report)



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              Exhibit Index Begins on Sequentially Numbered Page 5

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ITEM 5. OTHER EVENTS.

     On May 31, 1996, the Registrant issued a press release announcing that at the Registrant's 1996 Annual Meeting held on May 19, 1996, the stockholders reelected the current Board of Directors and approved all other proposals presented at the meeting. The Registrant also announced that it entered into a $3,000,000 revolving credit facility with NationsBank of Texas, N.A. A copy of this press release is attached hereto as Exhibit 99.1.

     On June 18, 1996, the Registrant issued a press release announcing that it had acquired the rights to the South Texas Alta Mesa uranium in-situ leach deposit from Mestena Unproven, Ltd., Jones Ranch Minerals Unproven, Ltd. and Mestena Proven, Ltd., which property contains approximately 8.0 million pounds of low-cost in-place proven and probable uranium reserves, and an additional
5.0 million pounds of in-place potential reserves. A copy of this press release is attached hereto as Exhibit 99.2.

     On July 23, 1996, the Registrant issued a press release announcing its earnings for the three months ended June 30, 1996. A copy of this press release is attached hereto as Exhibit 99.3.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  EXHIBITS.

          (99)   Additional Exhibits.

          99.1 - Press release announcing results of the Registrant's Annual Meeting of Stockholders and that it entered into a $3,000,000 Revolving Credit Facility with NationsBank of Texas, N.A.

          99.2 - Press Release announcing that the Registrant acquired rights to South Texas Alta Mesa Uranium In-Site Leach Deposit.

          99.3 - Press Release announcing the Registrant's Earnings for three months ended June 30, 1996.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       URANIUM RESOURCES, INC.





Date:  August 1, 1996                  /s/ Paul K. Willmott
                                       ---------------------------------
                                       Paul K. Willmott
                                       Chairman of the Board, Chief Executive
                                       Officer and President






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                                 EXHIBIT INDEX

Exhibit No.   Exhibit Description                                           Page
- -----------   -------------------                                           ----
  99.1       Press release announcing results of the Registrant's Annual
             Meeting of Stockholders and that it entered into $3,000,000
             Revolving Credit Facility with NationsBank of Texas, N.A.

  99.2 Press Release announcing that the Registrant acquired rights to South Texas Alta Mesa Uranium In-Site Leach Deposit.

  99.3 Press Release announcing the Registrant's Earnings for three months ended June 30, 1996.



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